POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint Richard B. Cheney, David
J. Lesar and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Exchange Act of 1934, as amended, and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of Annual Reports on Form 10-K, including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to the Annual Reports on Form 10-K required to be filed with the Securities and Exchange Commission for the year ended 1995 and for all subsequent years until revoked by me or otherwise cancelled, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.
         IN TESTIMONY WHEREOF, witness my hand this 14th day of February, 1996.




                              /s/ Anne L. Armstrong
                              Anne L. Armstrong

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint David J. Lesar and Susan
S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Exchange Act of 1934, as amended, and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of Annual Reports on Form 10-K, including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to the Annual Reports on Form 10-K required to be filed with the Securities and Exchange Commission for the year ended 1995 and for all subsequent years until revoked by me or otherwise cancelled, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.
         IN TESTIMONY WHEREOF, witness my hand this 14th day of February, 1996.





                              /s/ Richard B. Cheney
                              Richard B. Cheney

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint Richard B. Cheney, David
J. Lesar and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Exchange Act of 1934, as amended, and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of Annual Reports on Form 10-K, including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to the Annual Reports on Form 10-K required to be filed with the Securities and Exchange Commission for the year ended 1995 and for all subsequent years until revoked by me or otherwise cancelled, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.
         IN TESTIMONY WHEREOF, witness my hand this 15th day of February, 1996.




                              /s/ Lord Clitheroe
                              Lord Clitheroe

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint Richard B. Cheney, David
J. Lesar and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Exchange Act of 1934, as amended, and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of Annual Reports on Form 10-K, including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to the Annual Reports on Form 10-K required to be filed with the Securities and Exchange Commission for the year ended 1995 and for all subsequent years until revoked by me or otherwise cancelled, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.
         IN TESTIMONY WHEREOF, witness my hand this 15th day of February, 1996.




                              /s/ Robert L. Crandall
                              Robert L. Crandall

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint Richard B. Cheney, David
J. Lesar and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Exchange Act of 1934, as amended, and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of Annual Reports on Form 10-K, including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to the Annual Reports on Form 10-K required to be filed with the Securities and Exchange Commission for the year ended 1995 and for all subsequent years until revoked by me or otherwise cancelled, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.
         IN TESTIMONY WHEREOF, witness my hand this 15th day of February, 1996.




                              /s/ W. R. Howell
                              W. R. Howell

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint Richard B. Cheney, David
J. Lesar and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Exchange Act of 1934, as amended, and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of Annual Reports on Form 10-K, including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to the Annual Reports on Form 10-K required to be filed with the Securities and Exchange Commission for the year ended 1995 and for all subsequent years until revoked by me or otherwise cancelled, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.
         IN TESTIMONY WHEREOF, witness my hand this 15th day of February, 1996.




                              /s/ C. J. Silas
                              C. J. Silas

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint Richard B. Cheney, David
J. Lesar and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Exchange Act of 1934, as amended, and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of Annual Reports on Form 10-K, including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to the Annual Reports on Form 10-K required to be filed with the Securities and Exchange Commission for the year ended 1995 and for all subsequent years until revoked by me or otherwise cancelled, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.
         IN TESTIMONY WHEREOF, witness my hand this 15th day of February, 1996.




                              /s/ Roger T. Staubach
                              Roger T. Staubach

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint Richard B. Cheney, David
J. Lesar and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Exchange Act of 1934, as amended, and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of Annual Reports on Form 10-K, including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to the Annual Reports on Form 10-K required to be filed with the Securities and Exchange Commission for the year ended 1995 and for all subsequent years until revoked by me or otherwise cancelled, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.
         IN TESTIMONY WHEREOF, witness my hand this 14th day of February, 1996.




                              /s/ Richard J. Stegemeier
                              Richard J. Stegemeier

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint Richard B. Cheney, David
J. Lesar and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Exchange Act of 1934, as amended, and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of Annual Reports on Form 10-K, including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to the Annual Reports on Form 10-K required to be filed with the Securities and Exchange Commission for the year ended 1995 and for all subsequent years until revoked by me or otherwise cancelled, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.
         IN TESTIMONY WHEREOF, witness my hand this 14th day of February, 1996.




                              /s/ E. L. Williamson
                              E. L. Williamson

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint Richard B. Cheney, David
J. Lesar and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Exchange Act of 1934, as amended, and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of Annual Reports on Form 10-K, including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to the Annual Reports on Form 10-K required to be filed with the Securities and Exchange Commission for the year ended 1995 and for all subsequent years until revoked by me or otherwise cancelled, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.
         IN TESTIMONY WHEREOF, witness my hand this 15th day of February, 1996.




                              /s/ Dale P. Jones
                              Dale P. Jones